EXHIBIT 32

CERTIFICATION PURSUANT TO 18. U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO SECTION 906 OF THE

SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Patapsco Bancorp, Inc. (the “Company”) on Form 10-K for the fiscal year ended June 30, 2012 as filed with the Securities and Exchange Commission (the “Report”), the undersigned certify, pursuant to 18 U.S.C. § 1350, as added by Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of and for the period covered by the Report.

By:	/s/ Michael J. Dee
Name: Michael J. Dee
Title: President and Chief Executive Officer

By:	/s/ John M. Wright
Name: John M. Wright
Title: Senior Vice President and Chief Financial Officer

Date: September 25, 2012